                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the use of our name in Form S-1 (the "Form S-1") of Seven Seas Petroleum Inc. (the "Company") for the year ended December 31, 1997 as it occurs in the following locations:


                          SECTION                             PAGE
                          -------                             ----
"Summary Reserve and Production Data"                            6
"Oil and Gas Reserves"                                          32
"Petroleum Engineers"                                           60
"Proved Reserves (Unaudited)"                                 F-25


                                                 /s/ RYDER SCOTT COMPANY
                                                    PETROLEUM ENGINEERS
                                            ------------------------------------
                                                    Ryder Scott Company
                                                    Petroleum Engineers


June 18, 1998